UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 17, 2025

REZOLUTE, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-39683	27-3440894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Shoreline Drive, Suite 500, Redwood City, CA 94065

(Address of Principal Executive Offices, and Zip Code)

650-206-4507

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RZLT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into Material Definitive Agreement
Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment to Employment Agreements

On October 17, 2025, Rezolute, Inc. (the “Company”), Nevan C. Elam, the Company’s Chief Executive Officer, Brian Roberts, the Company’s Chief Medical Officer, Daron Evans, the Company’s Chief Financial Officer and Sunil Karnawat, the Company’s Chief Commercial Officer each entered into amendments to their respective employment agreements to entitle each to a full gross-up payment (the “Gross-up Payment”) for any excise tax and other local, state and federal taxes imposed as a result of any excess parachute payment to be paid in connection with a change of control event as determined under Section 280G of the Internal Revenue Code. The determination of the Gross-Up Payment amount will be made by the Company in its sole discretion. The terms of the respective employment agreements remain unchanged and the amendments will be filed with the Company’s next Quarterly Report on Form 10-Q.

Item 1.02.	Termination of a Material Definitive Agreement.

On October17, 2025, the Company delivered written notice to Jefferies LLC indicating that it is terminating the Open Market Sale Agreement by and between the Company and Jefferies LLC, dated November 14, 2023, effective as of October 24, 2025. The Company filed with the SEC a prospectus supplement, which formed a part of the Registration Statement on Form S-3 (File No. 333-275562), declared effective by the SEC on November 29, 2023, relating to the offering of shares of common stock under the at-the-market program. The Company did not undertake any sales under the at-the-market program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REZOLUTE, INC.

DATE: October 21, 2025	By:	/s/ Nevan Charles Elam
Nevan Charles Elam
Chief Executive Officer